EXHIBIT 10.2

                              EXECUTIVE EMPLOYMENT
                             AND SEVERANCE AGREEMENT

         THIS EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENT (the "AGREEMENT") is executed as of the 14th day of April, 1997, by and between InterAmericas Communications Corporation, a Texas corporation (hereinafter referred to as the "COMPANY"), and Douglas G. Geib II (hereinafter referred as the "EXECUTIVE").

                                   WITNESSETH:

         WHEREAS, the Company desires to have the benefit of the Executive's efforts and services:

         WHEREAS, the Executive is willing to commit himself to serve the Company, on the terms and conditions herein provided; and,

         WHEREAS, in order to effect the foregoing, the Company and the Executive wish to enter into an employment agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto mutually covenant and agree a follows:

         1. DEFINITIONS.

         Whenever used in this Agreement, the following terms shall have the meanings set forth below:

                  (a) "ACCRUED BENEFITS" shall mean the amount payable not later than ten (10) days following any applicable date of termination of the Executive's employment with the Company pursuant to this Agreement (the "Termination Date") and which shall be equal to the sum of the following amounts:

                           (i) All salary earned or accrued through the
                  Termination Date;

                           (ii) Reimbursement for any and all monies advanced in
                  connection with the Executive's employment for reasonable and necessary expenses incurred by the Executive through the Termination Date;

                           (iii) Any and all other cash benefits previously
                  earned through the Termination Date and deferred at the election of the Executive or pursuant to any deferred compensation plans then in effect;

                           (iv) The full amount of any Bonus (as defined in
                  Section 6(b)) earned by the Executive in the year preceding the year in which the termination occurs but not paid as of the Termination Date and the amount of any Bonus payable to the Executive in accordance with Section 6(b) herein as of the Termination Date with respect to the year in which termination occurs, pro rated to reflect the portion of the year in which such termination occurs during which the Executive was employed by the Company.

                           (v) All stock options which have vested or will vest
                  on or prior to the Termination Date; and

                           (vi) All other payments and benefits to which the
                  Executive may be entitled as of the Termination Date under the terms of this Agreement (including Sections 6(c)-6(e) hereof), pro rated to reflect the portion of the year in which such termination occurs during which the Executive was employed by the Company.


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                  (b) "ACT" shall mean the Securities Exchange Act of 1934;

                  (c) "BENEFICIAL OWNER" shall have the same meaning as given to that term in Rule 13d-3 of the General Rules and Regulations of the Act, provided that any pledgee of Company voting securities shall not be deemed to be the Beneficial Owner thereof prior to its disposition of, or acquisition of voting rights with respect to, such securities;

                  (d) "BOARD" shall mean the Board of Directors of the Company;

                  (e) "CAUSE" shall mean any of the following:

                           (i) The engaging by the Executive in fraudulent
                  conduct, as evidenced by a judgment, order or decree of a court or administrative agency of competent jurisdiction, in an action, suit or proceeding, whether civil, criminal, administrative or investigative, which the Board reasonably determines has or would have a material adverse impact on the Company in the conduct of the Company's business;

                           (ii) Conviction of the Executive of a felony criminal
                  offense, as evidenced by a binding judgment, order or decree of a court of competent jurisdiction, which the Board reasonably determines has or could have a material adverse impact on the Company in the conduct of the Company's business;

                           (iii) Willful refusal by the Executive to perform the
                  Executive's material duties or responsibilities as reasonably requested by the Company's Chief Executive Officer (the "CEO") (unless significantly changed without the Executive's consent); or

                           (iv) Gross Negligence by the Executive in performing
                  the Executive's material duties or responsibilities as reasonably requested by the CEO (unless significantly changed without the Executive's consent) Notwithstanding the foregoing, Cause shall not exist under Sections 1 (e)(iii) or
                  (iv) herein unless the Company furnishes written notice to the Executive of the specific offending conduct and the Executive fails to correct such offending conduct within the fifteen
                  (15) day period commencing on the receipt of such notice.

                  (f) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time;

                  (g) "EFFECTIVE DATE" shall mean May 1, 1997 notwithstanding the date that this Agreement is executed by the parties hereto.

                  (h) "GOOD REASON" shall mean:

                           (i) The required relocation of the Executive, without
                  the Executive's consent, to an employment location which is more than seventy-five (75) miles from the Executive's employment location on the day preceding the date of this Agreement;

                           (ii) Any reduction by the Company in the compensation
                  and/or benefits (including Bonus) provided to the Executive as in effect on the Effective Date as the same may be increased from time to time after the Effective Date (other than a one-time reduction of twenty-five percent (25%) or less in the compensation and/or benefits which reduction is generally effective for the CEO.

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                           (iii) The removal of the Executive from or any
                  failure to elect the Executive to any of the positions to be held by the Executive pursuant to this Agreement except in the event that such removal or failure to reelect is related to termination by the Company of the Executives employment for Cause or by reason of death, Disability (as hereinafter defined) or voluntary retirement;

                           (iv) Breach or violation of any material provision of
                  this Agreement by the Company;

                           (v) If Patricio Northland fails to be employed by as
                  CEO of Company at any time during the Employment Term other than upon expiration of Mr. Northland's employment agreement with the Company;

                           (vi) The assignment to the Executive of duties,
                  responsibilities or authority that is materially inconsistent with Sections 4(a) and 4(b) hereof; or

                           (vii) A material breach by the Company of the
                  representation or warranty of the Company set forth in Sections 6(e) hereof.

                  (i) "NOTICE OF TERMINATION" shall mean the notice described in
         Section 14 herein;

                  (j) "PERSON" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity (including a "group" as defined in Section 13 (d)(3) of the Act), other than an employee benefit plan of the Company or an entity organized, appointed or established pursuant to the terms of any such benefit plan;

                  (k) "TERMINATION PAYMENT" shall mean the payment described in
         Section 13 herein;

         2. EMPLOYMENT. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein.

         3. TERM. The employment of the Executive by the Company pursuant to the provisions of this Agreement shall commence on the Effective Date and end on April 30, 2000. Such period is hereinafter defined as the "Employment Term."

         4. POSITIONS AND DUTIES.

                  (a) The Executive shall serve as Chief Financial Officer and as a member of the Board of Directors of the Company. In connection with the foregoing positions, the Executive shall have such duties, responsibilities and authority as may from time to time be assigned to the Executive by the Board or the CEO, provided such duties, responsibilities and authority are of a nature customarily assigned to directors and chief financial officers of companies similar in size and structure to the Company. The Executive shall devote substantially all the Executive's working time and reasonable efforts to the business and affairs of the Company.

                  (b) The Executive's duties shall include, but not be limited to, the following:

                           (i) Recommend to the CEO the approval of budgets,
                  cash flow plans and schedules and any amendments thereto of the Company and its affiliates and subsidiaries;

                           (ii) Recommend to the CEO the appointment of the
                  independent public accountants of the Company;

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                           (iii) Assist the CEO in the preparation and filing of
                  all reports, returns and notices required to be filed by the Company;

                           (iv) Use his reasonable efforts to obtain financing
                  for the operations and expansion of the Company;

                           (v) Assist the Company's legal counsel in connection
                  with the preparation of filings required to be made by the Company with the U.S. Securities and Exchange Commission;

                           (vi) Assist the CEO in the due diligence review of
                  companies sought to be acquired by the Company;

                           (vii) Assist the CEO in expanding, improving and
                  enhancing investor relations;

                           (viii) Supervise and direct the financial and
                  accounting activities of the Company and of the operating subsidiaries and affiliates of the Company;

                           (ix) establish fully integrated accounting and
                  financial control systems for the Company, its operating subsidiaries and affiliates; and

                           (x) Subject to Section 4(a) hereof, take any other
                  action that may be reasonably requested by the Board of Directors or by the CEO of the Company.

                  (c) The Executive shall report to the CEO of the Company.

         5. PLACE OF PERFORMANCE. In connection with the Executive's employment by the Company, the Executive shall be based in Miami, Florida, except for required travel on Company business. The Company hereby acknowledges that the Executive presently resides in Brecksville, Ohio, and agrees that between the date of this Agreement and the date that the Executive permanently relocates his family to Miami, Florida, the Company will pay all costs and expenses reasonably incurred by the Executive and his wife and children in traveling between Brecksville, Ohio, and Miami, Florida, including, without limitation, costs of transportation, meals and lodging. The Company further agrees to reimburse for all costs and expenses reasonably incurred by the Executive in moving from Brecksville, Ohio to Miami, Florida, including, without limitation,

                  (a) all brokerage fees related to the sale and/or rental of Executive's Brecksville, Ohio, residence and to the purchase and/or rental of a Miami, Florida, residence,

                  (b) costs and expenses (including transportation, meals and lodging) incurred by the Executive and his immediate family in connection with house hunting trips, and

                  (c) costs and expenses relating to packing and transporting goods and personal belongings from Brecksville, Ohio, to Miami, Florida, such costs and expenses to be reimbursed by the Company within seven days of presentment by the Executive to the Company of receipts evidencing such costs and expenses. Notwithstanding the foregoing, in no event shall the costs and expenses incurred by the Executive and his immediate family pursuant to this Section 5 exceed $40,000 without the prior written consent of the CEO.

         6. COMPENSATION AND RELATED MATTERS. During the Employment Term, the Company shall pay or provide to the Executive the following compensation and other benefits:

                  (a) Commencing on the date hereof, the Company shall pay to the Executive an annualized base salary at a rate of $250,000 (Two Hundred and Fifty Thousand U.S. Dollars) in equal installments as nearly as practicable on the fifteenth and last days of each month, in arrears. Commencing May 1, 1998, and each May 1, thereafter during the Employment Term,

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         the Base Salary shall be increased, but shall not be decreased, by that percentage by which the Consumer Price Index (All Items Less Shelter), Urban Wage Earners and Clerical Workers, for the Miami, Florida area published by the United States Government (the "Index") for the immediately preceding calendar year exceeds such index for the next preceding calendar year. If publication of the Index is discontinued, the parties hereto shall accept comparable statistics on the cost of living for the Miami, Florida area as computed and published by an agency of the United States government or, if no such agency computes and publishes such statistics, by any regularly published national financial periodical that does compute and publish such statistics. The Executive's base salary may be increased above the foregoing amounts at the discretion of the Board of Directors.

                  (b) Performance awards. The Executive shall be entitled to receive an annual performance award (a "Bonus"), as determined by the CEO in his reasonable discretion, not to exceed Two Hundred Fifty Thousand Dollars ($250,000), based upon the fulfillment of the Executive's duties as specified in Section 4(b) hereof. Any Bonus earned by the Executive pursuant to this Section 6(b) shall be paid to the Executive by March 31 of each year based on the performance of the Executive during the preceding year and shall be prorated for any partial years of employment.

                  (c) During the Employment Term, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in performing services hereunder, including, but not limited to, all expenses of travel, entertainment and living expenses while away from home on business or at the request of and in the service of the Company, provided that such expenses are incurred and accounted for in accordance with the policies and procedures presently established by the Company;

                  (d) The Executive hereby is granted an option (the "Option") to purchase 500,000 shares of the Company's common stock at an exercise price equal to the average closing price of the Company's Common Stock on the Nasdaq SmallCap Market for the five consecutive trading days ending on April 17, 1997. The Option may be exercised, in whole or in part, subject to the following sentence, in accordance with the following vesting schedule:

                           (i) 1/3 of the Option shall vest immediately upon the
                  signing this Agreement,

                           (ii) 1/3 of the Option shall vest one year after the
                  signing of this Agreement,

                           (iii) 1/3 of the Option shall vest two years after
                  the signing of this Agreement. The Option shall expire ten
                  (10) years from the date hereof (the "EXPIRATION DATE"), and must be exercised, if at all, in whole or in part, on or before the Expiration Date; PROVIDED HOWEVER, that upon the termination of the Executive's employment hereunder for Cause, Disability or death or upon the Executive's voluntary resignation as an employee of the Company prior to the expiration of the Employment Term for any reason other than Good Reasons, any portion of the Option which has not vested prior to such termination or resignation shall be cancelled and shall no longer be exercisable; and PROVIDED FURTHER, that the entire Option shall vest on (a) upon the termination of the Executive's employment for any reason other than "Cause" Disability or death, and (b) upon the voluntary termination of employment be Executive for "Good Reason". The Option Agreement will be in substantially the form of Exhibit "1" attached hereto

                  (e) Stock Option and Registration Rights: Simultaneously with the execution of this Agreement, the Company agrees to execute and deliver to the Executive the Stock Option Agreement and the Registration Rights Agreement in the forms attached hereto as Exhibits 1 and 2, respectively. The Company hereby represents and warrants that, except for the number of shares subject to the attached agreements and the exercise price relating thereto, the terms of

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         the Stock Option Agreement and the Registration Rights Agreement
         attached hereto are the same as the terms of the Stock Option Agreement and the Registration Rights Agreement entered into between the Company and Patricio Northland.

                  (f) The Executive shall be entitled to four weeks vacation in each calendar year, and to compensation in respect of earned but unused vacation days, determined in accordance with the Company's vacation plan or policy. The Executive shall also be entitled to all paid holidays provided by the Company to its executive officers;

                  (g) The Company shall furnish the Executive with office space, and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of the Executive's duties as set forth in Section 4 herein.

                  (h) The Executive shall be provided with major medical, hospitalization, and dental insurance; disability insurance; term life insurance equal to one year's salary; and other benefits upon terms and conditions similar to those provided to the Company's other executive officers.

                  (i) The Executive shall be provided a car allowance not to exceed $600 per month.

         7. OFFICES. The Executive agrees to serve without additional compensation, if elected or appointed thereto, as a member of the Board of Directors or any subsidiary of the Company; provided, however, that the Executive shall be indemnified for serving in any and all such capacities on a basis no less favorable than is currently provided in the Company's bylaws.

         8. TERMINATION AS A RESULT OF DEATH. If the Executive shall die during the term of this Agreement, the Executive's employment shall terminate on the Executive's date of death and the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse, shall be entitled to the applicable Termination Payment as defined in Section 13(a) and all Accrued Benefits.

         9. TERMINATION FOR DISABILITY. If, as a result of physical or mental disability, the Executive shall have been unable to perform the Executive's duties hereunder on a full-time basis for ninety consecutive days or 180 days in any 360 day period (a "Disability"), the Company may terminate the Executive's employment subject to Section 14 herein. During the term of the Executive's Disability prior to termination, the Executive shall continue to receive all salary and benefits payable under Section 6 herein, including participation in all employee benefit plans, programs and arrangements in which the Executive was entitled to participate immediately prior to the terms and provisions of such plans, programs, and arrangements. In the event that the Executive's participation in any such plan, program or arrangement is barred as the result of such Disability, the Executive shall be entitled to receive an amount equal to the contributions, payments, credits or allocations which would have been paid by the Company to the Executive, to the Executive's account or on the Executive's behalf under such plans, programs and arrangements. In the event the Executive's employment is terminated on account of the Executive's Disability in accordance with this Section 9, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date and shall remain eligible for all benefits provided by any long-term disability programs of the Company in effect at the time of such termination. Upon termination for Disability, the Executive shall be entitled to the Termination Payment as defined in Section 13(a) and all Accrued Benefits.

         10. TERMINATION FOR CAUSE. If the Executive's employment with the Company is terminated by the Company for Cause, subject to the procedures set forth in Section 14 herein, the Executive shall not be entitled to receipt of any Termination Payment, but shall be entitled to receive all Accrued Benefits (other than any prorated Bonus pursuant to Section 6(b) hereof).

         11. OTHER TERMINATION BY COMPANY OR BY THE EXECUTIVE. If the Executive's employment with the Company is terminated by the Company other than by reason or death, Disability or

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Cause, or if the Executive terminates his employment with the Company for Good
Reason, subject to the procedures set forth in Section 14 herein, the Executive (or in the event of the Executive's death following the Termination Date, the Executive's surviving spouse or the Executive's estate if the Executive dies without a surviving spouse) shall receive the applicable Termination Payment as defined in Section 13(b) and the Accrued Benefits.

         12. VOLUNTARY TERMINATION BY EXECUTIVE. Provided that the Executive furnishes thirty (30) days prior written notice to the Company, the Executive shall have the right to voluntarily terminate this Agreement at any time. If the Executive's voluntary termination is without Good Reason, the Executive shall receive the Executive's Accrued Benefits as of the Termination Date (other than any prorated Bonus pursuant to Section 6(b) hereof) and shall not be entitled to any Termination Payment.

         13. TERMINATION PAYMENT.

                  (a) If the Executive's employment is terminated as a result of death or Disability, the lump sum Termination Payment payable to the Executive shall be equal to 100% of the Executive's then current annual base salary;

                  (b) If the Executive's employment is terminated by the Executive for Good Reason or by the Company for any reason other than death, Disability or Cause, the lump sum Termination Payment payable to the Executive shall be equal to the greater of (i) 100% of the Executive's then current annual base salary or (ii) the aggregate amount of base salary to be paid to the Executive for the remainder of the Employment Term.

                  (c) If any portion of the Termination Payment is determined to constitute a "parachute payment" (as defined in Section 280G of the Code), the Executive hereby agrees to pay any excise tax imposed on such portion of the Termination Payment by Section 4999 of the Code and the Company hereby acknowledges and agrees that such portion of the Termination Payment will not be deductible to the Company pursuant to
         Section 280G of the Code.

                  (d) The Termination Payment shall be payable in a lump sum not later than ten (10) days following the Executive's Termination Date. Such lump sum payment shall not be reduced by any present value or similar factor. Further, the Executive shall not be required to mitigate the amount of such payment by securing other employment or otherwise and such payment shall not be reduced by reason of the Executive securing other employment or for any other reason.

         14. TERMINATION NOTICE AND PROCEDURE. Any termination by the Company or the Executive of the Executive's employment during the Employment Term shall be communicated by written Notice of Termination to the Executive if such Notice of Termination is delivered by the Company and to the Company if such Notice of Termination is delivered by the Executive, all in accordance with the following procedures:

                  (a) The Notice of Termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination. In the event of a termination claimed by the Company pursuant to Section 1(e)(iii) or (iv) hereof and the Executive notifies the Company that a dispute exists concerning the termination within the fifteen (15) day period following cure period specified in
         Section 1 hereof, the Executive shall continue to receive 50% of the Executive's base salary and all other benefits to which he is entitled to receive hereunder until the earlier of (i) 60 days following such termination or (ii) resolution of such dispute in accordance with
         Section 16 hereof. If such dispute is resolved in favor of the Executive, the Company shall immediately pay the Executive the remainder of the base pay that was not paid to the Executive during the pendency of the dispute. If at any time during the pendency of such dispute the Company fails to pay and provide such base salary and benefits to the Executive in a timely manner the Company shall be deemed to have automatically waived whatever rights it then may have had to terminate the Executive's employment for "cause."

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                  (b) Any Notice of Termination by the Company shall be approved by a resolution duly adopted by a majority of the directors of the Company then in office;

                  (c) If the Executive shall in good faith furnish a Notice of Termination for Good Reason and the Company notifies the Executive that a dispute exists concerning the termination within the fifteen (15) day period following the Company's receipt of such notice, the Executive shall continue the Executive's employment during such dispute. If it is thereafter determined that (i) Good Reason did exist, the Executive's Termination Date shall be deemed to be the date on which the dispute is finally determined, either by mutual written agreement of the parties or pursuant to Section 16 herein or (ii) Good Reason did not exist, the employment of the Executive shall continue after such determination as if the Executive had not delivered the Notice of Termination asserting Good Reason;

                  (d) If the Executive gives notice to terminate his employment for Good Reason and a dispute arises as to the validity of such dispute, and the Executive does not continue his employment during such dispute, and it is finally determined that the reason for termination set forth in such Notice of Termination did not exist, if such notice was delivered by the Executive, the Executive shall be deemed to have voluntarily terminated the Executive's employment other than for Good Reason.

         15. NON-COMPETE. The Executive hereby agrees that during the term of this Agreement and for the period of six months from the Executive's Termination Date or the termination of this Agreement, that the Executive will not:

                  (a) Within any jurisdiction or marketing area in the United States or Latin America in which the Company or any subsidiary thereof is doing business, own, manage, operate or control any business of the type and character engaged in the telecommunications industry and competitive with the Company or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public company shall not be considered to be competition with the Company or any subsidiary thereof in the telecommunications industry; or

                  (b) Within any jurisdiction or marketing area in the United States or Latin America in which the Company or any subsidiary thereof is doing business, act as, or become employed as, an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Company or any of its subsidiaries in the telecommunications industry; or

                  (c) Solicit the business of or sell any products to any company in the United States or Latin America, which is as of the date hereof, a customer or client of the Company or any of its subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement if such solicitation or sale results in competition to the Company; or

                  (d) Solicit the employment of, or hire, any full time employee employed by the Company or its subsidiaries as of the date of termination of this Agreement.

         16. ARBITRATION. All claims, disputes and other matters in question between the parties arising under this Agreement, shall, unless otherwise provided herein, be decided by arbitration in Miami, Florida in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association (including such procedures governing selection of the specific arbitrator or arbitrators), unless the parties mutually agree otherwise. Within 30 days of the selection of the arbitrator, the Executive and the Company shall meet in Miami, Florida, with the arbitrator at a place and time designated by the arbitrator after consultation with the parties and present their respective positions on the dispute. Each party shall have no longer than two (2) days to present its position and the entire proceeding before the arbitrator shall be no more than five (5) consecutive days in duration. The arbitrator's award, which may

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include attorneys' fees, shall be rendered within ten (10) days following the completion of the proceedings. The arbitrator's decision shall be in writing and shall state the reasoning on which the award rests unless the parties agree otherwise. Florida law shall govern all aspects of the relationship and the arbitration, including the applicable statutes of limitation and excluding its rules concerning conflicts of law. The Company shall pay the costs of any such arbitration. The award by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any state or Federal court having jurisdiction thereof.

         17. ATTORNEYS' FEES.

                  (a) The Company hereby agrees to reimburse the Executive for all reasonable attorney's fees incurred by the Executive in connection with the negotiation and preparation of this Agreement.

                  (b) In the event that either party hereunder institutes any legal proceedings in connection with its rights or obligations under this Agreement, the prevailing party in such proceeding shall be entitled to recover from the other party, all costs incurred in connection with such proceeding, including reasonable attorneys' fees, together with interest thereon from the date of demand at the rate of twelve percent (12%) per annum.

         18. SUCCESSORS. This Agreement and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. In the event of the Executive's death, all amounts payable to the Executive under this Agreement shall be paid to the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse. This Agreement shall inure to the benefit of, be binding upon and be enforceable by, any successor surviving or resulting corporation or other entity to which all or substantially all of the business and assets of the Company shall be transferred whether by merger, consolidation, transfer or safe.

         19. ENFORCEMENT. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof are declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

         20. AMENDMENT OR TERMINATION. This Agreement may not be amended or terminated during its term as specified above except by written instrument executed by the Company and the Executive.

         21. ENTIRE AGREEMENT. This Agreement, in conjunction with the Executive's rights under any general employee benefit program, sets forth the entire agreement between the Executive and the Company with respect to the subject matter hereof, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

         22. WITHHOLDING. The Company shall be entitled to withhold from amounts to be paid to the Executive under this Agreement any federal, state or local withholding or other taxes or charges which it is from time to time required to withhold in connection with this Agreement or in connection with any plan or arrangement in which the Executive is a participant.

         The Executive shall also be required to pay to the Company such amount of cash as shall be necessary to satisfy such withholding or other taxes or charges to the extent that the amounts to be paid to the Executive. under this Agreement are insufficient therefor. The Company shall be entitled to rely on an opinion of counsel if any question as to the amount or requirement of any such withholding shall arise.

         23. RIGHT TO CANCELLATION. Notwithstanding anything to the contrary contained herein, in the event the Board of Directors does not elect the Executive as a member of the Board of Directors of the Company within ten (10) business days from the date hereof, the Executive shall have the right to

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cancel this Agreement upon written notice to the Company within fifteen (15)
days from the date hereof, in which event the Executive and the Company shall be relieved of all of their respective obligations and liabilities in connection with this Agreement. Upon the Executive's cancellation of this Agreement pursuant to this Section 23, the Executive shall not be entitled to any of the compensation provided for in this Agreement including, without limitation, termination payment pursuant to Section 13.

         24. VENUE; GOVERNING LAW. This Agreement and the Executive's and Company's respective rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the provisions, principles, or policies thereof relating to choice or conflict laws.

         25. NOTICE. Notices given pursuant to this Agreement shall be in writing and shall be deemed given when received, and if mailed, shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to:

                           InterAmericas Communications Corporation
                           1221 Brickell Avenue
                           Miami, Florida 33131

or to such other address as the Company shall have given to the Executive or, if to the Executive, to such address as the Executive shall have given to the Company in writing.

         26. NO WAIVER. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         27. HEADINGS. The headings herein contained are for reference only and shall not affect the meaning interpretation of any provision of this Agreement.

         28. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has executed this Agreement, on the date first above written.

                                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                    /S/ PATRICIO E.  NORTHLAND
                                    -------------------------------------------
                                    Patricio E.  Northland
                                    President and Chief
                                    Executive Officer


                                    /S/ DOUGLAS G.  GEIB II
                                    -------------------------------------------
                                    Douglas G.  Geib II

                               AMENDMENT NO. 1 TO
                              EXECUTIVE EMPLOYMENT
                             AND SEVERANCE AGREEMENT


         THIS AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AND SEVERANCE AGREEMENT (the "AMENDMENT") is executed as of the 9th day of September, 1997, by and between InterAmericas Communications Corporation, a Texas corporation (hereinafter referred to as the "COMPANY"), and Douglas G. Geib II (hereinafter referred as the "EXECUTIVE").

                                   WITNESSETH:

         WHEREAS, on September 9, 1997, the Board of Directors of the Company approved the grant (the "Grant") to the Executive of (i) 250,000 shares of the Company's Common Stock, par value $.001 per share ("Common Stock") and (ii) an option to purchase 250,000 shares of Common Stock at an exercise price of $2.13 per share;

         WHEREAS, the Company and the Executive desire to amend and restate the Executive's Executive Employment and Severance Agreement solely to reflect the Grant, as set forth below.

         1.       GRANT AND OTHER COMPENSATION MATTERS.

                  (a) Upon execution of this Agreement, (i) the Executive shall receive 250,000 shares of Common Stock (the "Incentive Shares"); and
         (ii) the Executive shall be granted an additional option (the "Additional Option") to purchase 250,000 shares of the Company's Common Stock. One-third of the Additional Option may be exercised, in whole or in part, upon the signing of this Agreement and shall represent the right to purchase 83,333 shares of Common Stock; one-third of the Additional Option shall vest one year after the signing of this Agreement and shall represent the right to purchase 83,333 shares of Common Stock; and one-third of the Additional Option shall vest two years after the signing of this Agreement and shall represent the right to purchase 83,334 shares of Common Stock. All shares of Common Stock subject to the Additional Option may be purchased at a price of $2.13 per share, subject to adjustment as set forth in an Option Agreement between the Company and the Executive. The Additional Option shall expire ten (10) years from the date hereof (the "EXPIRATION DATE"), and must be exercised, if at all, in whole or in part on or before the Expiration Date; PROVIDED HOWEVER, that upon the termination of the Executive's employment hereunder for Cause, Disability or death or upon the Executive's voluntary resignation as an employee of the Company prior to the expiration of the Employment Term for any reason other than Good Reason, any portion of the Additional Option which has not vested prior to such termination or resignation shall be canceled and shall no longer be exercisable; and PROVIDED FURTHER, that the entire Additional Option shall vest on (a) upon the termination of the Executive's employment for any reason other than "Cause", Disability or death, and (b) upon the voluntary termination of employment by Executive for "Good Reason". The Option Agreement relating to the Additional Option will be in substantially the form of Exhibit "1" attached hereto. The Company shall use its best efforts to provide assistance to cause a loan to be provided to the Executive in an amount which represents his estimated income tax liability resulting from the issuance of the Incentive Shares, through an investment banker or other third party, if available, or from the Company, if such other entities are unwilling to make such a loan.

                  (b) The Executive shall be provide with disability insurance and life insurance in an amount that will not exceed annual premium payments by the Company of $25,000.

                  (c) The Executive shall be allowed to participate in a 401K retirement program that provides for a Company contribution that is equal to the maximum amount permitted by law.


         2. ARBITRATION.

         All claims, disputes and other matters in question between the parties arising under this Amendment shall, unless otherwise provided herein, be decided by arbitration in Miami, Florida in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association (including such procedures governing selection of the specific arbitrator or arbitrators), unless the parties mutually agree otherwise. Within 30 days of the selection of the arbitrator, the Executive and the Company shall meet in Miami, Florida, with the arbitrator at a place and time designated by the arbitrator after consultation with the parties and present their respective positions on the dispute. Each party shall have no longer than two (2) days to present its position and the entire proceeding before the arbitrator shall be no more than five (5) consecutive days in duration. The arbitrator's award, which may include attorneys' fees, shall be rendered within ten (10) days following the completion of the proceedings. The arbitrator's decision shall be in writing and shall state the reasoning on which the award rests unless the parties agree otherwise. Florida law shall govern all aspects of the relationship and the arbitration, including the applicable statutes of limitation and excluding its rules concerning conflicts of law. The Company shall pay the costs of any such arbitration. The award by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any state or Federal court having jurisdiction thereof.

         3. ATTORNEYS' FEES.

         In the event that either party hereunder institutes any legal proceedings in connection with its rights or obligations under this Amendment, the prevailing party in such proceeding shall be entitled to recover from the other party, all costs incurred in connection with such proceeding, including reasonable attorneys' fees, together with interest thereon from the date of demand at the rate of twelve percent (12%) per annum.

         4. SUCCESSORS.

         This Amendment and all rights of the Executive shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, estates, executors, administrators, heirs and beneficiaries. In the event of the Executive's death, all amounts payable to the Executive under this Agreement shall be paid to the Executive's surviving spouse, or the Executive's estate if the Executive dies without a surviving spouse. This Amendment shall inure to the benefit of, be binding upon and be enforceable by, any successor surviving or resulting corporation or other entity to which all or substantially all of the business and assets of the Company shall be transferred whether by merger, consolidation, transfer or safe.

         5. AMENDMENT OR TERMINATION.

         This Amendment may not be amended or terminated during its term as specified above except by written instrument executed by the Company and the Executive.

         6. ENTIRE AGREEMENT.

         This Amendment, in conjunction with the Executive's rights under any general employee benefit program, sets forth the entire agreement between the Executive and the Company with respect to the Grant, and supersedes all prior oral or written agreements, negotiations, commitments and understandings with respect thereto.

         7. VENUE; GOVERNING LAW.

         This Amendment and the Executive's and Company's respective rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the provisions, principles, or policies thereof relating to choice or conflict laws.

         8. NOTICE.

         Notices given pursuant to this Amendment shall be in writing and shall be deemed given when received, and if mailed, shall be mailed by United States registered or certified mail, return receipt requested, addressee only, postage prepaid, if to the Company, to:


         InterAmericas Communications Corporation
         1221 Brickell Avenue
                  Miami, Florida 33131

Or to such other address as the Company shall have given to the Executive or, if to the Executive, to such address as the Executive shall have given to the Company in writing.

         9. NO WAIVER.

         No waiver by either party at any time of any breach by the other party OF, or compliance with, any condition or provision of this Amendment to BE performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         10. HEADINGS.

         The headings herein contained are for reference only and shall not affect the meaning interpretation of any provision of this Amendment.

         11. COUNTERPARTS.

         This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Executive has executed this Agreement, on the date first above written.

                                        INTERAMERICAS COMMUNICATIONS CORPORATION


                                        /S/ PATRICIO E. NORTHLAND
                                        ----------------------------------------
                                        Patricio E. Northland
                                        President and Chief
                                        Executive Officer



                                        /S/ DOUGLAS G. GEIB II
                                        ----------------------------------------
                                        Douglas G. Geib II

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of the 9th day of September, 1997 (the "Grant Date"), by and between INTERAMERICAS COMMUNICATIONS CORPORATION (the "Grantor") and DOUGLAS G. GEIB II (the "Optionee").

                              W I T N E S S E T H:


         WHEREAS, in consideration of prior services and services to be rendered by the Optionee to the Grantor and certain promises made by the Optionee to the Grantor, the Grantor desires to grant the Optionee an option to purchase TWO HUNDRED FIFTY THOUSAND (250,000) shares of Common Stock, par value $.001 per share ("Common Stock"), of the Grantor, upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, the Grantor hereby agrees, for the benefit of the Optionee, as follows:

         SECTION 1. GRANT OF OPTION. Subject to the provisions of this Agreement, the Grantor hereby grants to the Optionee a non-qualified stock option (the "Option") (subject to Section 7 hereof) to purchase from the Grantor TWO HUNDRED FIFTY THOUSAND (250,000) shares of Common Stock (after the exercise of the Option and the acquisition of the shares, the "Option Shares"), at the price of $2.13 per whole share (the "Option Price").

         SECTION 2. EXERCISE OF OPTION.

                  (a) VESTING SCHEDULE. The Option may be exercised in whole or in part, in accordance with the following vesting schedule: (i) 1/3 of the Option shall vest immediately upon the signing of this Agreement; (ii) 1/3 of the Option shall vest one year after the signing of this Agreement, (iii) 1/3 of the Option shall vest two years after the singing of this Agreement. The Option shall expire on the tenth anniversary hereof (the "Expiration Date"), unless sooner terminated as set forth herein,

                  (b) METHOD OF EXERCISE. The Option is exercisable by the Optionee's delivering to the Grantor a written notice specifying the number of the Option Shares that the Optionee wishes to purchase pursuant to the Option and tendering the Option Price multiplied by the number of such Option Shares. The Option Price of any Option Shares purchased shall be paid in cash, by certified or official bank check or by money order. The Optionee shall be deemed to be a holder of the Option Shares immediately upon, and to the extent of, the exercise of this Option as set forth above.

                  (c) NUMBER OF SHARES EXERCISABLE. Each exercise of an Option hereunder shall reduce the total number of Option Shares that may thereafter be purchased under this Option.

         SECTION 3. SHARE CERTIFICATES. Upon each exercise of the right to purchase Option Shares pursuant to this Option, the Grantor shall cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares to be issued to the Optionee. A legend in substantially the form set forth below shall be placed upon each stock certificate representing the Option Shares:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), or the securities laws of any state or other jurisdiction, including the Florida Securities Act, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of in any manner (a "Transfer") unless they are registered under the Act and the securities laws of all applicable states and other jurisdictions or unless the request for Transfer is accompanied by a favorable opinion of counsel satisfactory to the issuer, stating that such Transfer will not result in a violation of such laws."

         SECTION 4. ANTI-DILUTION PROVISIONS.

                  (a) ADJUSTMENT FOR RECAPITALIZATION. If the Grantor shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Grantor shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Option Shares then subject to this Option immediately prior to such subdivision shall be proportionately increased and the exercise price shall be proportionately decreased, and if the Grantor shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of option shares then subject to this Option immediately prior to such combination shall be proportionately decreased and the exercise price shall be proportionately increased. Any such adjustments pursuant to this Section 4(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

                  (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Grantor or in case the Grantor shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Optionee upon the exercise of this Option at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Option Shares issuable upon the exercise of this Option prior to such consummation, the securities or property to which the Optionee would have been entitled upon such consummation if the Optionee had exercised this Option immediately prior thereto; in each such case, the terms of this Option shall be applicable to the securities or property receivable upon the exercise of this Option after such consummation.

                  (c) NO ADJUSTMENT FOR STOCK ISSUANCES. Except as otherwise expressly provided herein, the issuance by the Grantor of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with the direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Grantor convertible into such shares or other securities, shall not affect this Option, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Option Shares then subject to this Option.

                  (d) NO EFFECT ON CORPORATE ACTIONS. Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Grantor to approve or the Grantor to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Grantor's capital structure or its business; (ii) any merger or consolidation of the Grantor; (iii) any issuance by the Grantor of debt securities, or preferred or preference stock that would rank above the Option Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Grantor; (v) any sale, transfer or assignment of all or any part of the assets or business of the Grantor or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  (e) IMMEDIATE EXERCISE OF OPTION. Unless otherwise provided herein, each outstanding Option shall become immediately fully exercisable upon the following:

                           (i) If there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) If the stockholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) If the stockholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         SECTION 5. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         SECTION 6. TERMINATION OF OPTION. The Option shall terminate under the following circumstances:

                  (a) The Option shall terminate on the Expiration Date;

                  (b) The Option shall terminate three months after the Optionee's termination of employment or ceases to be a director of the Company;

                  (c) If the Optionee dies before the Option terminates pursuant to Section 6(a) or 6(b), above, the Option shall terminate on the earlier of (i) the date on which the Option would have lapsed had the Optionee lived and had his employment status (I.E., whether the Optionee was a employed on the date of his death or had previously terminated employment) remained unchanged; or (ii) 15 months after the date of the Optionee's death. Upon the Optionee's death, any exercisable Options may be exercised by the Optionee's legal representative or representatives, by the person or persons entitled to do so under the Optionee's last will and testament, or, if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

         SECTION 7. APPROVAL OF STOCK OPTION PLAN. The Company intends, at its next Annual Meeting of Stockholders (the "Annual Meeting"), to submit for stockholder consideration and approval its 1997 Stock Option Plan (the "Plan"). In the event that the Plan is approved by the Company's stockholders, then this Option shall be deemed to be an Incentive Stock Option (within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code") have been granted under and pursuant to the Plan. If, however, the Plan is not so approved at the Annual Meeting, then this Option shall be deemed to be a non-qualified stock option (which means any option which is not an Incentive Stock Option under the Code).

         SECTION 8. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder in respect to the Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

         SECTION 9. ISSUANCE OF SHARES. As a condition of any sale or issuance of Option Shares upon exercise of this Option, the Grantor may require such agreements or undertakings, if any, as the Grantor may deem necessary or advisable to assure compliance with any such applicable securities or other law or regulation including, but not limited to, the following:

                  (a) a representation and warranty by the Optionee to the Grantor, at the time this Option is exercised, that he is acquiring the Option Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares; and

                  (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Grantor, necessary or appropriate to comply with the provisions of any securities law deemed by the Grantor to be applicable to the issuance of the Option Shares and are endorsed upon the Option Share certificates.

         SECTION 10. MISCELLANEOUS PROVISIONS.

                  (a) NOTICES. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, to each party's respective address as set forth in the books and records of the Grantor, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section. Except as otherwise provided in this Agreement, notice shall be effective when deposited in the United States mails properly addressed and postage prepaid. If such notice is sent other than by the United States mails, such notice shall be effective when actually received by the party being notified.

                  (b) ASSIGNMENT. This Agreement may not be assigned in whole or in part by the Optionee.

                  (c) FURTHER ASSURANCES. The Optionee shall execute and deliver such other instruments and do such other acts as may be necessary to effectuate the intent and purposes of this Agreement.

                  (d) CAPTIONS. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any of the provisions hereof.

                  (e) COMPLETENESS AND MODIFICATION. This Agreement constitutes the entire understanding between the parties hereto and supersedes all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant by the Grantor to the Optionee of stock options and shall not be terminated or amended except in writing executed by each of the parties hereto.

                  (f) WAIVER. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach or the same or any other term or condition.

                  (g) SEVERABILITY. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

                  (h) CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to any conflict of law rule or principle that would result in the application of the laws of another jurisdiction.

                  (i) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and the Grantor.

         IN WITNESS WHEREOF, the Grantor has executed this Agreement for the benefit of the Optionee as of the date first above written.

                                    GRANTOR:

                                    INTERAMERICAS COMMUNICATIONS
                                    CORPORATION


                                    By: /S/ PATRICIO E. NORTHLAND
                                        ----------------------------------------
                                    Name: Patricio E. Northland
                                    Title: President and Chief Executive Officer

                                    OPTIONEE:

                                   /S/ DOUGLAS G. GEIB II
                                   --------------------------------------------
                                   Douglas G. Geib II

                                    EXHIBIT A

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                 EXERCISE NOTICE

InterAmericas Communications Corporation
2600 Douglas Road, Suite 501
Coral Gables, Florida  33134

         SECTION 1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("Purchaser") hereby elects to purchase __________ shares (the "Shares") of the Common Stock of InterAmericas Communications Corporation (the "Company") under and pursuant to the Stock Option Agreement dated _______________ (the "Option Agreement"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         SECTION 2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash, certified or official bank check or by money order).

         SECTION 3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         SECTION 4. RIGHTS AS STOCKHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

         SECTION 5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         SECTION 6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                                    Accepted by:
OPTIONEE:                                        INTERAMERICAS COMMUNICATIONS
                                                 CORPORATION


By:_______________________________               By:____________________________
                                                 Name:__________________________
                                                     Title:_____________________

ADDRESS:

__________________________________

NEITHER THIS OPTION NOR THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAW (THE "LAW"), AND THIS OPTION HAS BEEN, AND THE COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF WILL BE, ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NO SUCH SALE OR OTHER DISPOSITION MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER THE LAW RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INTERAMERICAS COMMUNICATIONS CORPORATION AND ITS COUNSEL, THAT SAID REGISTRATION AND QUALIFICATIONS ARE NOT REQUIRED UNDER THE ACT AND LAW, RESPECTIVELY.

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                             STOCK OPTION AGREEMENT


         This stock option (the "OPTION" or the "AGREEMENT") is being granted pursuant to certain resolutions of the Board of Directors of InterAmericas Communications Corporation (the "COMPANY").

I.       NOTICE OF STOCK OPTION GRANT

         OPTIONEE:  Douglas G. Geib II


         The Optionee has been granted an option to purchase Common Stock of InterAmericas Communications Corporation (the "COMPANY"). This option shall be subject to the following terms and conditions:


         Date of Grant                               April 8, 1997

         Number of Shares Subject
           to Option                                 500,000

         Type of Option:                             Incentive Stock Option, as defined in Section 422 of the
                                                     Internal Revenue Code of 1986, as amended (the
                                                     "CODE") (subject to paragraph 9 hereof)

         Expiration Date:                            April 8, 2007, unless sooner terminated as set forth
                                                     herein.

         Vesting Schedule:                           The Option may be exercised, in whole or in part, in
                                                     accordance with the following vesting schedule:

                                                     (i)   1/3 of the Option shall vest immediately upon the
                                                           signing of this Agreement,

                                                     (ii)  1/3 of the Option shall vest one year after the
                                                           signing of this Agreement,

                                                     (iii) 1/3 of the Option shall vest two years after the
                                                           signing of this Agreement.

         Exercise Price:                             The exercise price (the "Exercise Price") shall be equal
                                                     to $2.437 per share of the Company's Common Stock,
                                                     representing the closing price of the Company's
                                                     Common Stock on the Nasdaq SmallCap Market on
                                                     April 10, 1997.


II.      AGREEMENT

         1. GRANT OF OPTION. The Company hereby grants to the Optionee named in the Notice of Stock Option Grant ("NOTICE OF GRANT") attached as Part I of this Agreement (the "OPTIONEE"), an option (the "OPTION") to purchase the number of shares ("SHARES") of the Company's Common Stock, par value $.001 per share ("COMMON STOCK"), as set forth in the Notice of Grant, at the Exercise Price per Share set forth in the Notice of Grant, subject to the terms and conditions set forth herein.

         2. EXERCISE OF OPTION.

                  (a) RIGHTS TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule and Exercise Price set forth in the Notice of Grant and the applicable provisions of this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment relationship, the exercisability of the Option shall be governed by the applicable provisions of the Employment Agreement dated the date hereof between the Optionee and the Company (the "Employment Agreement").

                  (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "EXERCISE NOTICE"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "EXERCISED SHARES"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercise Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

                  (a) Cash;

                  (b) Check;

                  (c) In lieu of exercising this Option by delivery of cash or check, the Optionee may make a valid Option exercise by electing to receive Shares equal to the value of this Option (or the portion thereof being canceled) by surrendering this Option at the principal office of the Company together with the Exercise Notice (a "NET EXERCISE"), in which event the Company shall transfer to the Optionee a number of Shares computed using the following formula:

                  X        =        Y (A-B)
                                    -------
                                       A

           Where  X        =        the number of Option Shares to be issued to
                                    such Optionee.

                  Y        =        the number of Option Shares purchasable by
                                    such Optionee under this Option Agreement the rights to which are surrendered pursuant to the Net Exercise.

                  A        =        the Fair Market Value of one Option Share,
                                    (as determined by the average bid and ask price (or closing price, as appropriate) per share of Common Stock as quoted on Nasdaq or other national exchange upon which the Company's Common Stock is quoted).

                  B        =         the Exercise Price (as adjusted to the date
                                     of such calculation).

         4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. TERM OF OPTION. This Option may be exercised in accordance with the terms of the Employment Agreement.

         6. TERMINATION OF OPTION. The Option shall terminate in accordance with the provisions of the Employment Agreement.

         7. DILUTION PROTECTION.

                  (a) In the event the Company shall (i) declare a dividend on its Common Stock in shares of Common Stock or make a distribution in shares of Common Stock, (ii) declare a stock split or reverse stock split of its outstanding shares of Common Stock; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities (including any such reclassification in connection with a consolidation or merger in which the Company or any of its subsidiaries is the continuing corporation), then the number of shares of Common Stock of the Company deliverable to Optionee hereunder and the exercise price related thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of shares of Common Stock of the Company which the Optionee has the right to receive, upon the happening of any of the events described above, with respect to the shares of the Common Stock which were otherwise deliverable pursuant hereto and the exercise price per share thereof shall be adjusted so that the same percentage of the Company's issued and outstanding shares of capital stock shall remain subject to purchase at the same aggregate exercise price. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event;

                  (b) In the event of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), as a condition to any such consolidation, merger or sale, the Company shall secure the agreement of the surviving corporation or purchaser, in a manner reasonably satisfactory to the Optionee, that the Optionee shall have the right thereafter to convert this Option into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had the Option been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 7 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Option. The above provisions of this Subsection 7(b) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Notice of any such consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Optionee not less than 20 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

                  (c) Whenever the number of Shares or the exercise price of this Option is adjusted pursuant to this paragraph, the Company shall promptly mail by first class mail, postage prepaid, to Optionee, notice of such adjustment or adjustments.

                  (d) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable.

                           (i) If there occurs any transaction (which shall
                  include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) If the shareholders of the Company shall approve
                  a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) If the shareholders of the Company shall
                  approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         8. AVAILABILITY OF COMPANY STOCK. The Company hereby agrees and covenants that at all times during the Exercise Period it shall reserve for issuance a sufficient number of shares of Common Stock as would be required upon full exercise of the Option represented by this Agreement

         9. APPROVAL OF STOCK OPTION PLAN. The Company intends, at its next Annual Meeting of Shareholders (the "ANNUAL MEETING"), to submit for shareholder consideration and approval its 1997 Stock Option Plan (the "PLAN"). In the event that the Plan is approved by the Company's shareholders, then this Option shall be deemed to be an Incentive Stock Option (within the meaning of the Internal Revenue Code of 1986, as amended, (the "Code") have been granted under and pursuant to the Plan. If, however, the Plan is not so approved at the Annual Meeting, then this Option shall be deemed to be a non-qualified stock option (which means any option which is not an Incentive Stock Option under the Code).

         10. NO RIGHT TO EMPLOYMENT. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary (subject, in each case, to the Optionee's Employment Agreement with the Company);

         11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida.

         12. TERMS OF EMPLOYMENT AGREEMENT TO CONTROL. In the event of any conflict between the terms of this Agreement and the Employment Agreement, the terms of the Employment Agreement shall be deemed to prevail.



         IN WITNESS WHEREOF, this Agreement is executed as of the 1st day of May, 1997.

                                         INTERAMERICAS COMMUNICATION CORPORATION


                                         By: /S/ PATRICIO E. NORTHLAND
                                             ----------------------------------

                                         Its: PRESIDENT



                                         OPTIONEE:


                                         /S/ DOUGLAS G. GEIB II
                                         --------------------------------------
                                         Douglas G. Geib II

                                    EXHIBIT A

                    INTERAMERICAS COMMUNICATIONS CORPORATION

                                 EXERCISE NOTICE


InterAmericas Communications Corporation
1221 Brickell Avenue
Miami, FL  33131

         1. EXERCISE OF OPTION. Effective as of today, _____________, 199__, the undersigned ("PURCHASER") hereby elects to purchase __________ shares (the "SHARES") of the Common Stock of InterAmericas Communications Corporation (the "COMPANY") under and pursuant to the Stock Option Agreement dated April __, 1997 (the "OPTION AGREEMENT"). The purchase price for the Shares shall be as set forth in the Option Agreement, as adjusted.

         2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares (either in cash, check or through a Net Exercise as defined in the Option Agreement).

         3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option.

         5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. ENTIRE AGREEMENT. The Option Agreement is incorporated herein by reference. This Exercise Notice and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                               Accepted by:
OPTIONEE:                                   INTERAMERICAS COMMUNICATIONS
                                            CORPORATION


By:____________________________              By:________________________________

                                            Its:________________________________

ADDRESS:

_______________________________

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the 1st day of May, 1997, by and between InterAmericas Communications Corporation (the "Company") and Douglas G. Geib II (the "Holder").


                                    RECITALS

         A. Pursuant to an Employment Agreement of even date herewith (the "Employment Agreement"), the Holder is becoming the Chief Financial Officer of the Company.

         B. Under the Employment Agreement, the Company is granting the Holder an option to purchase 500,000 shares of the Company's common stock, par value $.001 per share ("Common Stock").

         C. The Company has agreed to register under the Securities Act of 1933, as amended (the "Securities Act"), the shares (the "Shares") of Common Stock of the Company to be received by the Holder from time to time under the Option Agreement, upon the terms, and subject to the conditions, hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    AGREEMENT

         1.       REGISTRATION AT THE REQUEST OF THE HOLDER.

                  (a) The Company agrees that upon receipt by the Company of a Registration Demand (as hereinafter defined) satisfying the conditions under
Section 1(b) hereof, the Company will, with reasonable promptness, and in any case not later than ninety (90) days after receipt by the Company of the Registration Demand (except that such filing shall be coordinated with the close of the fiscal quarters of the Company), file a registration statement with the Securities and Exchange Commission ("Commission") relating to such shares of Common Stock as to which registration is requested in the Registration Demand. The Company shall use its best efforts to cause such registration statement to promptly become effective under the Securities Act and to qualify the same under the blue sky laws of such states as may be requested; provided, however, that with respect to compliance with blue sky laws, the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not so subject.

                  (b) A "REGISTRATION DEMAND" shall be a written notice from the Holder stating that he desires to sell shares of Common Stock ("Shares") under circumstances requiring registration under the Securities Act and requesting that the Company effect registration with respect to the Shares held by the Holder and designated in such written notice, PROVIDED, that (i) in no event may the Holder make a Registration Demand before November 15, 1997 and (ii) the number of Shares sought to be sold by the Holder pursuant to such Registration Demand shall not be less than 100,000 Shares (as adjusted to reflect any stock dividend, stock split, recapitalization, merger or other such transaction involving the Company).

                  (c) The Company shall be obligated to effect registration and qualification pursuant to a request of the Holder under this Section 1 no more than three times subject to the terms and conditions hereof.

                  (d) If the Holder informs the Company by written notice that he is withdrawing his Registration Demand, then the registration statement need not be filed and may be withdrawn, and if any registration statement that has been filed with the Securities and Exchange Commission is withdrawn (which the Company hereby agrees to use its best efforts to so cause) and the Holder pays all of the Company's out-of-pocket expenses with respect to such registration and qualification incurred to the date of the notice under this Section 1(d), then the whole effort will not count as a registration and qualification (or an exercise of rights) for purposes of the limit established in Section 1(c) hereof. If the withdrawing Holder does not pay such out-of-pocket expenses, then the effort will so count.

         2. PIGGYBACK RIGHTS. If the Company shall at any time propose to file a registration statement under the Securities Act for any underwritten sales of shares of any of the Company's equity securities (or any warrants, units, convertibles, rights or other securities related or linked to any shares of the Company's equity securities), whether for a secondary offering or for a primary offering of equity securities by the Company, and if the Company shall at any time propose to file a registration statement under the Securities Act pursuant to Section 1 hereof, the Company shall give written notice of such registration to the Holder no later than thirty (30) days before its filing with the Commission; provided, that registrations in connection with any employee stock option or employee stock purchase or savings plan shall not be deemed to be an underwritten sale for purposes of this Section 2. If the Holder so requests within thirty (30) days, the Company shall include in any registration the Shares (including Shares issuable upon exercise of any vested and immediately exercisable option) held by the Holder and requested to be included in such registration, but the Company shall not be obligated to so include such Shares to the extent the underwriter or underwriters, if any, of such securities being otherwise registered by the Company shall determine in good faith that the inclusion of such Shares would jeopardize the successful sale at the desired price of such other securities proposed to be sold by such underwriter or underwriters, in which case the Shareholder or Shareholders requesting to participate in such registration shall be entitled to participate in any such reduced number of Shares (if any) which may be included in such registration. The obligations and rights of the Company and the Holder under this Section 2 shall not affect in any way the obligations and rights of the Company and the Holder under Section 1.

         3. EXPENSES. Subject to the limitations contained in this Section 3 and except as otherwise specifically provided in this Agreement, the entire costs and expenses of the registrations and qualifications pursuant to Section 1 hereof and of any registration and qualification pursuant to Section 2 hereof shall be borne by the Company. Such costs and expenses shall include, without limitation, the fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the reasonable fees and expenses of a special counsel to the Holder relating to such registration and qualification, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the blue sky laws of various jurisdictions. The Company shall not, however, pay underwriting discount or commissions to the extent related to the sale of Shares sold in any registration and qualification.

         4. PROCEDURES.

                  (a) In the case of each registration or qualification pursuant to Section 1 or 2, the Company will keep the Holder advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise the Holder, upon request, of the progress of such proceedings.

                  (b) At the Company's expense, the Company will keep each registration and qualification under this Agreement effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of 120 days after the effective date of such registration statement, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable blue sky or other state securities laws to permit such sale or distribution, all as requested by the Holder. The Company will immediately notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (c) The Company will use its best efforts to furnish to the Holder a signed counterpart, addressed to the Holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement, and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, and such opinion of counsel and accountants' letter shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

                  (d) Without limiting any other provision hereof, in connection with any registration of Shares under this Agreement, the Company will use its best efforts to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and all applicable rules and regulations of the Commission.

                  (e) In connection with any registration of Shares under this Agreement, the Company will provide, if appropriate, a transfer agent and registrar for the Shares not later than the effective date of such registration statement.

                  (f) In connection with any registration of Shares under this Agreement, the Company will, if requested by the underwriters for any Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution.

                  (g) If the Company at any time proposes to register any of its securities under the Securities Act, other than pursuant to a request made under
Section 1 hereof, whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, then the Company will make reasonable efforts, if requested by the Holder, to arrange for such underwriters to include the Shares owned by the Holder among the securities to be distributed by or through such underwriters. The Holder shall be a party to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder.

                  (h) In connection with the preparation and filing of each registration statement registering Shares under this Agreement, the Company will give the Holder and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of such holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holder registering Shares in such registration and by his counsel.

         5. PROVISION OF DOCUMENTS. The Company will, at the expense of the Company, furnish to the Holder, such number of registration statements, prospectuses, offering circulars and other documents incident to any registration or qualification referred to in Sections 1 or 2 as the Holder from time to time may reasonably request.

         6. INDEMNIFICATION. The Company will indemnify and hold harmless the Holder and any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Holder or underwriter or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement under which the Holder's Shares were registered under the Securities Act pursuant to Sections 1 or 2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto or (B) any other document incident to the registration of the Shares under the Securities Act or the qualification of the Shares under any state securities laws applicable to the Company, (ii) the omission or alleged omission to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act or any other federal or state securities law, rule or regulation applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by the Holder or by any underwriter for the Holder expressly for use therein (with respect to which information the Holder or underwriter shall so indemnify and hold harmless the Company, any underwriter for the Company and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act). The Company will enter into an underwriting agreement with the underwriter or underwriters for any offering registered under the Securities Act pursuant to
Section 1 or 2 hereof and with the Holder selling Shares pursuant to such offering, and such underwriting agreement shall contain customary provisions with respect to indemnification and contribution which shall, at a minimum, provide the indemnification set forth above.

         7. NOTICES. All notices required or permitted to be given pursuant to this Agreement shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested, postage prepaid, or by telecopier or other electronic means (with a confirming copy by registered or certified mail, postage prepaid) and shall be addressed as follows:

                  When the Holder is the intended recipient:


                           Douglas G. Geib II

                           ___________________________________

                           ___________________________________

                           WITH A COPY TO:

                           Baker & Hostetler LLP
                           3200 National City Center
                           1900 East Ninth Street
                           Cleveland, Ohio  44114-3485
                           ATTENTION:  Jerome P. Grisko, Jr., Esq.
                           Telecopy:  (216)696-0740

                  When the Company is the intended recipient:

                           InterAmericas Communications Corporation
                           1221 Brickell Avenue
                           Miami, Florida  33131
                           ATTENTION:  Patricio E. Northland, CEO
                           Telecopy:  (305) 377-6793

                           WITH A COPY TO:

                           Baker & McKenzie
                           701 Brickell Avenue, Suite 1600
                           Miami, Florida  33131
                           ATTENTION:  Andrew Hulsh, Esq.
                           Telecopy:  (305) 789-8900


Any party to this Agreement (each a "Party") may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to that effect to the other Parties. Each notice transmitted in the manner described in this Section 9 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telecopier or other electronic means, but only if a confirmation copy of such telecopied or electronically delivered notice is also delivered by registered or certified mail, postage prepaid) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

         8. GOVERNING LAW; FORUM.

                  (a) The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws the State of Florida (without giving effect to the laws, rules or principles of the State of Florida regarding conflicts of laws).

                  (b) Each party agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement shall be commenced and prosecuted in a court in Miami, Florida. Each party consents and submits to the non-exclusive personal jurisdiction of any court in Miami, Florida in respect of any such proceeding. Each party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules. Each party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in Miami, Florida and any claim that it may now or hereafter have that any such proceeding in any court in Miami, Florida has been brought in an inconvenient forum.

                  (c) Final judgment against any party hereto in any suit or proceeding shall be conclusive, and may be enforced in any other jurisdiction
(i) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of indebtedness or liability of the party hereto, or (ii) in any other manner provided by or pursuant to the laws of such other jurisdiction.

                  (d) Nothing herein shall in any way be deemed to limit the ability or right of any party to serve any legal process, summons, notices or other documents in any other manner permitted by applicable law, or to obtain jurisdiction over any other party, or to bring actions, suits or proceedings against any other party in such other jurisdictions, and in such manner, as may be otherwise permitted by applicable law.

         9. BINDING EFFECT; ASSIGNMENT; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. No party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other parties. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void. No person (including, without limitation, any employee of a party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

         10. ENTIRE AGREEMENT; EFFECTIVE DATE OF AGREEMENT. This Agreement constitutes the entire contract between the parties with respect to the subject matter hereof and cancels and supersedes all of the previous contracts, commitments, representations, warranties and understandings (whether oral or written) by, between or among the parties with respect to the subject matter hereof.

         11. AMENDMENTS. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and has been approved by all of the parties hereto.

         12. WAIVERS. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered by such party or on behalf of such party by an officer of, or attorney-in-fact for, such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

         13. REMEDIES.

                  (a) The rights, powers and remedies of the parties set forth herein for a breach of or default under this Agreement are cumulative and in addition to, and not in lieu of, any rights or remedies that any party may otherwise have under this Agreement, at law or in equity.

                  (b) The parties acknowledge that the Shares are unique, and that any violation of this Agreement cannot be compensated for by damages alone. Accordingly, in addition to all of the other remedies which may be available hereunder or under applicable law, any party shall have the right to any equitable relief which may be appropriate to remedy a breach or threatened breach by any other party hereunder, including, without limitation, the right to enforce specifically the terms of this Agreement by obtaining injunctive relief in respect of any violation or non-performance hereof, and any party shall have the right to seek recovery of and be awarded attorneys' fees and expenses in any proceeding with respect to this Agreement as reasonably determined by the court in which such proceeding is brought.

         14. HEADINGS; COUNTERPARTS. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the parties.

         15. SEVERABILITY. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

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

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.


                                                    INTERAMERICAS COMMUNICATIONS
                                                    CORPORATION


                                                    By:/S/ PATRICIO E. NORTHLAND
                                                       -------------------------
                                                    Name: Patricio E. Northland
                                                    Title: President



                                                    /S/ DOUGLAS G. GEIB II
                                                    ----------------------------
                                                    Douglas G. Geib II


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